UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ESSEX RENTAL CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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ESSEX RENTAL CORP.
1110 Lake Cook Road, Suite 220
Buffalo Grove, Illinois 60089

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held June 11, 2009

To the Stockholders of
Essex Rental Corp.:

You are invited to attend the annual meeting of stockholders (the “ Meeting ”) of ESSEX RENTAL CORP., a Delaware corporation (the “Company ”), at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022 on Thursday, June 11, 2009, at 10:00 A.M. (local time), for the following purposes:

(1)	To elect two directors of the Company as Class A directors to serve for a term of two years and until their successors have been duly elected and qualified;

(2)	To ratify the appointment of Grant Thornton LLP as the independent registered public accounting firm of the Company for the 2009 fiscal year; and

(3)	To consider and act upon such other matters as may properly come before the Meeting.

Only stockholders of record at the close of business on April 29, 2009 are entitled to receive notice of, and to vote at, the Meeting, and at any adjournment or adjournments thereof.  A list of the stockholders of the Company as of the close of business on April 29, 2009 will be available for inspection during business hours for ten days prior to the Meeting at the Company’s principal executive offices located at 1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois 60089.

Please fill in, date and sign the enclosed proxy, which is solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage-paid envelope to make sure that your shares are represented at the Meeting.  If you attend the Meeting in person, you may, if you desire, revoke your proxy and choose to vote in person even if you had previously sent in your proxy card.

By order of the Board of Directors,

CAROL ZELINSKI, Secretary
New York, New York April 30, 2009

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 11, 2009:

Our Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2008 are available at:
http://www.cstproxy.com/essexcrane/2009 ..

 ESSEX RENTAL CORP.
1110 Lake Cook Road, Suite 220
Buffalo Grove, Illinois 60089

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

June 11, 2009

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors, also referred to as the Board, of ESSEX RENTAL CORP., a Delaware corporation, to be used at the annual meeting of stockholders (the “Meeting”) of the Company which will be held at the offices of Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022 on Thursday, June 11, 2009, at 10:00 A.M. (local time), and at any adjournment or adjournments thereof.  All references in this Proxy Statement to the “Company”, “we”, “us”, and “our” refer to Essex Rental Corp., together with its consolidated subsidiaries, Essex Holdings, LLC (“Holdings”) and Essex Crane Rental Corp. (“Essex Crane”), unless the context otherwise requires.

Stockholders who execute proxies in the accompanying form retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the Meeting or by presenting a later-dated proxy.  Unless so revoked, the shares represented by proxies will be voted at the Meeting.  The shares represented by the proxies solicited by our Board of Directors will be voted in accordance with the directions given therein, but if no direction is given, such shares will be voted (i) FOR the election of the named directors nominee as Class A directors; and (ii) FOR the ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the 2009 fiscal year.

Stockholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board of Directors before the Meeting to serve as inspector of election at the Meeting and who has executed and verified an oath of office. The affirmative vote of (i) a plurality of the shares present at the Meeting and entitled to vote on the subject matter is required to elect the director nominees to the Board of Directors; (ii) a majority of the shares present at the Meeting and entitled to vote on the subject matter is required to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm for the 2009 fiscal year and approve any other business which may properly come before the Meeting. Abstentions and broker “non-votes” are included in the determination of the number of shares present at the Meeting for quorum purposes.  Abstentions will count as a vote against the proposals, other than the election of directors.  Abstentions will not have an effect on the election of directors because directors are elected by a plurality of the votes cast.  Broker “non-votes” are not counted in the tabulations of the votes cast on any of the proposals.  A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

Our principal executive offices are located at 1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois 60089.  The approximate date on which this Proxy Statement and the enclosed form of proxy are to be first sent or given to stockholders is on or about May 4, 2009.

There were outstanding on April 29, 2009, 13,475,275 shares of common stock, par value $.0001 per share (the “ Common Stock ”). Holders of Common Stock of record at the close of business on April 29, 2009 will be entitled to one vote for each share of Common Stock of the Company then held.  Only stockholders of record at the close of business on April 29, 2009 will be entitled to vote.

As of April 28, 2009, there was one holder of record of our units, 139 holders of record of our Common stock, and four holders of record of our warrants.

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Board of Directors is divided into two classes of directors, with the classes as nearly equal in number as possible, each serving staggered two-year terms.  As a result, approximately one half of our Board of Directors will be elected each year.

The terms of office of our Board of Directors are:

•	Class A directors, whose term will expire at this Annual Meeting of Stockholders and when their successors are duly elected and qualify; and

•	Class B directors, whose initial term will expire at the Annual Meeting to be held in 2010 and when their successors are duly elected and qualify.

Our Class A directors are Edward Levy and Daniel H. Blumenthal; our Class B directors are Laurence S. Levy and Ronald Schad.

Two directors will be elected at the Meeting as our Class A directors for a term of two years expiring at the Annual Meeting of Stockholders to be held in 2011 and until their successors shall have been elected and shall qualify.  The election of directors requires the affirmative vote of a plurality of the shares of Common Stock present in person or by proxy at the Meeting.   Each proxy received will be voted FOR the election of the nominee named below unless otherwise specified in the proxy.  At this time, our Board of Directors knows of no reason why any nominee might be unable to serve.  There are no arrangements or understandings between any nominee and any other person pursuant to which such person was selected as a nominee.

Our Corporate Governance/Nominating Committee has reviewed the qualifications of the nominees for directors and has recommended the nominee for election to the Board of Directors.

Name of Nominee	Principal Occupation	Age	Year Became a Director

Edward Levy	President of Rand Logistics, Inc.	45	2006
Daniel H. Blumenthal	Managing Partner of Blue River Partners	45	2008

 Edward Levy has been a member of our board of directors since our inception and was our president from our inception until we acquired Essex Crane on October 31, 2008.  Since June 2006, Mr. Levy has been the president of Rand Logistics. From its inception in June 2004 to June 2006, Mr. Levy acted as special advisor to Rand Logistics. Mr. Levy was a managing director of CIBC World Markets Corp. from August 1995 through December 2004, and was co-head of CIBC World Markets Corp.’s Leveraged Finance Group from June 2001 until December 2004. From February 1990 to August 1995, Mr. Levy was a managing director of Argosy Group L.P., a private investment banking firm. Since June 1998, Mr. Levy has been a member of the board of managers of Norcross Safety Products LLC, a reporting company under the Securities Exchange Act of 1934, as amended, engaged in the design, manufacture and marketing of branded products in the fragmented personal protection equipment industry. Mr. Levy is also a director of Derby Industries. From July 1999 until March 2005, he was also a director of Booth Creek Ski Holdings, Inc., a reporting company under the Securities Exchange Act of 1934 that owns and operates six ski resort complexes encompassing nine separate resorts. Mr. Levy is a member of the board of directors of a number of privately-held companies. Mr. Levy received a B.A. from Connecticut College. Mr. Levy is not related to Laurence S. Levy.

Daniel H. Blumenthal has served on our board of directors since we acquired Essex Crane on October 31, 2008.  In 2007, Mr. Blumenthal, co-founded Blue River Partners, a private equity firm based in Chicago, and has served as its Managing Partner since its formation.  Prior to forming Blue River Partners, he was a founder and Managing Partner of Willis Stein & Partners, a private equity firm founded in 1995, where he served on the Boards of Directors of National Veterinary Associates, Inc., Paradigm Health, Inc., Interval International Corp., Baker & Taylor Corp., Roll Coater, Inc., Strategic Materials, Inc., Aavid Thermal Technologies, Inc. and Neoplan USA Corp.  Prior to the formation of Willis Stein & Partners, Mr. Blumenthal was Vice President of Continental Illinois Venture Corporation from 1993 to 1995 and a corporate tax attorney with Latham & Watkins from 1988 to 1993.  Mr. Blumenthal received his J.D., cum laude, from Harvard Law School and B.A. in Economics and History, summa cum laude, from Brandeis University.

The Board of Directors unanimously recommends a vote FOR the election of the named Class A nominees, Edward Levy and Daniel H. Blumenthal, to our Board of Directors.  Proxies received in response to this solicitation will be voted FOR the election of the named Class A nominees to our Board of Directors unless otherwise specified in the proxy.

Information Regarding Other Members of the Board of Directors

The following table sets forth information with respect to each of the other members of the Board of Directors whose term extends beyond the Meeting, including the Class of such director and the year in which each such director’s term would expire.

Name	Age	Year Became a Director	Year Term Expires

Laurence S. Levy	52	2006	2010 Class B
Ronald Schad	50	2008	2010 Class B

Laurence S. Levy has served as our chairman of the board since the Company’s inception and served as the Company’s chief executive officer from our inception until we acquired Essex Crane on October 31, 2008. Mr. Levy has been the chairman of the board of directors and chief executive officer of Rand Logistics, Inc. (originally known as Rand Acquisition Corporation), a company that provides bulk freight shipping services throughout the Great Lakes region, since its inception in June 2004. Rand Acquisition Corporation was formed to acquire an operating business and did so in March 2006, acquiring all of the outstanding stock of Lower Lakes Towing Ltd., and thereafter changed its name to Rand Logistics. Mr. Levy founded the predecessor to Hyde Park Holdings, LLC in July 1986 and has since served as its chairman. Hyde Park Holdings, LLC is an investor in middle market businesses. Mr. Levy serves as an officer or director of many companies in which Hyde Park Holdings, LLC or its affiliates invests. Presently, these companies include: Ozburn-Hessey Logistics LLC, a national logistics services company, of which Mr. Levy is a director; Derby Industries LLC, a sub-assembly business to the appliance, food and transportation industries, of which Mr. Levy is chairman; PFI Resource Management LP, an investor in the Private Funding Initiative program in the United Kingdom, of which Mr. Levy is general partner; Parking Company of America Airports LLC, an owner and operator of airport parking garages, of which Mr. Levy is a director; Regency Affiliates, Inc., a diversified publicly listed company, of which Mr. Levy is chairman, chief executive officer and president; and Warehouse Associates L.P., a provider of warehouse and logistics services, of which Mr. Levy is chairman. In addition, from March 1997 to January 2001, Mr. Levy served as chairman of Detroit and Canada Tunnel Corporation, a company which operates the toll tunnel between Detroit, Michigan and Windsor, Ontario, and from August 1993 until May 1999, Mr. Levy served as chief executive officer of High Voltage Engineering Corporation, a diversified industrial and manufacturing company. Mr. Levy received a Bachelor of Commerce degree and a Bachelor of Accountancy degree from the University of Witwatersrand in Johannesburg, South Africa and an M.B.A. from Harvard University and graduated as a Baker Scholar. He is also qualified as a Chartered Accountant (South Africa). Mr. Levy is not related to Edward Levy.

Ronald Schad has served as our President and Chief Executive Officer and as a member of our Board since October 31, 2008 and has served as the president and chief executive officer of Essex Crane since 2000.  Prior to joining Essex Crane, Mr. Schad spent over 15 years with Manitowoc Crane Group and was most recently its Executive Vice President and General Manager, where he was responsible for over $350 million in sales.  Prior to that position, Mr. Schad held various service and sales related positions with Manitowoc.  Mr. Schad also held engineering and management positions with responsibility for nuclear device handling cranes at Reynolds Electrical and Engineering Co., the prime contractor for the Nevada Test Site.  Mr. Schad graduated from the University of Wisconsin-Madison with a BS in Engineering.  Pursuant to Mr. Schad’s employment agreement with Essex Rental and Essex Crane, Essex Rental agreed to use its best efforts to cause Mr. Schad to be elected to our Board of Directors and serve as a member of our Board of Directors throughout the term of such agreement.

Information Regarding Executive Officers

Name	Age	Position

Ronald Schad	50	Chief Executive Officer and President
Martin Kroll	52	Chief Financial Officer
Carol Zelinski	54	Secretary

For biographical information regarding Ronald Schad, please see “Information Regarding Other Members of the Board of Directors” beginning on page 3 of this Proxy Statement.

 Martin Kroll has been our Chief Financial Officer since we acquired Essex Crane on October 31, 2008 and has served as Essex Crane’s Chief Financial Officer and Senior Vice President since he joined Essex Crane in May 2001.  Prior to joining Essex Crane, Mr. Kroll worked for Outokumpu Cooper Group, a multi-billion dollar copper fabrication manufacturing business headquartered in Finland.  Mr. Kroll was President and Chief Financial Officer of Outokumpu’s $600 million U.S. holding company and Director of Business Development of Outokumpu’s international operations.  Prior to working at Outokumpu, Mr. Kroll served as Director of Finance at American Brass, a privately held $300 million company in the copper and brass metal fabrication business acquired in a $300 million leveraged buyout.  Prior to working at American Brass Mr. Kroll spent eight years with PricewaterhouseCoopers LLP and is a certified public account.  Mr. Kroll received a BBA in Accounting and Finance from Niagara University and graduated from the Mahler School of Management.

Carol Zelinski has served as our corporate secretary since October 31, 2008.  Ms. Zelinski has been an analyst at Hyde Park Holdings, LLC, a private investment firm, since 1997.  She currently serves as the Secretary of Regency Affiliates, Inc., a diversified public company.

Family Relationships

There are no family relationships between any of our executive officers or directors.

 Information Regarding the Board of Directors and Committees

Independence of Directors

During the fiscal year ended December 31, 2008, the Board met or acted by unanimous consent on ten occasions.  During the fiscal year ended December 31, 2008, or, with respect to Messrs. Schad and Blumenthal, the period commencing on October 31, 2008 (the date of their appointment to the Board of Directors) and ending December 31, 2008, each of the directors attended at least 75% of the aggregate number of meetings of the Board and of any committees of the Board on which they served.  The Company does not have a policy on attendance by directors at our annual meeting of stockholders.

Our Board affirmatively determines director independence based on an analysis of the listing standards of The NASDAQ Stock Market LLC (“NASDAQ”) and all relevant securities and other laws and regulations regarding the definition of “independent”.

Consistent with these considerations, after review of all relevant transactions and relationships between each director, any of his or her family members, and us, our executive officers and our independent registered public accounting firm, the Board has affirmatively determined that a majority of our Board is comprised of independent directors.  Our independent directors pursuant to NASDAQ are Laurence Levy, Edward Levy and Daniel Blumenthal.

Committees of the Board

The standing committees of our Board of Directors consist of an Audit Committee, a Compensation Committee and a Corporate Governance/Nominating Committee.  Our Board of Directors may also establish from time to time any other committees that it deems necessary or advisable.

Audit Committee

Our Audit Committee, which was formed as of October 31, 2008, consists of Laurence Levy, Edward Levy and Daniel Blumenthal, with Edward Levy serving as the Chairman of the Audit Committee.  All three current members of the Audit Committee satisfy the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rules 5605(a)(2)  and 5605(c) of the NASDAQ listing standards.  Each member of our Audit Committee is financially literate.  In addition, Laurence Levy serves as our Audit Committee “financial expert” within the meaning of Item 407 of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act” ), and has the financial sophistication required under the NASDAQ listing standards.  Our Audit Committee, among other things:

•	reviews our annual and interim financial statements and reports to be filed with the Securities and Exchange Commission;

•	discusses with management, internal auditors and independent auditors the adequacy and effectiveness of our accounting and financial controls and disclosure controls and procedures;

•	appoints and replaces our independent outside auditors from time to time, determining their compensation and other terms of engagement and oversees their work;

•	oversees the performance of our internal audit function;

•	conducts a review of all related party transactions for potential conflicts of interest and approves all such related party transactions;

•
establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls and auditing matters and the confidential anonymous submission by employees of concerns regarding questionable accounting or auditing matters; and

•	oversees our compliance with legal, ethical and regulatory matters.

The Audit Committee has the sole and direct responsibility for appointing, evaluating and retaining our independent registered public accounting firm and for overseeing their work. All audit services to be provided to us and all permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm will be approved in advance by our Audit Committee.  During the fiscal year ended December 31, 2008, the Audit Committee met or acted by unanimous consent on one occasion.  The Audit Committee has adopted a formal written Audit Committee charter that complies with the requirements of the Exchange Act and the NASDAQ listing standards.  A copy of the Audit Committee charter is available on the investor relations section of our website at www.essexcrane.com ..

Audit Committee Report

The Company’s management has the primary responsibility for the financial statements and the reporting process, including the Company’s system of internal controls and disclosure controls and procedures.  The outside auditors audit the Company’s financial statements and express an opinion on the financial statements based on the audit.  The Audit Committee oversees (i) the accounting and financial reporting processes of the Company and (ii) the audits of the financial statements of the Company on behalf of the Board.  The Audit Committee operates under a written charter adopted by the Board.

The Audit Committee has met and held discussions with management and Grant Thornton LLP, the Company’s independent registered public accounting firm.  Management represented to the Audit Committee that the Company’s financial statements for the year ended December 31, 2008 were prepared in accordance with generally accepted accounting principles. We discussed the financial statements with both management and the independent auditors.  We also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board.

The Audit Committee discussed with the independent auditors the overall scope and plans for the audit.  We met with the independent auditors, with and without management, to discuss the results of their examination, the evaluation of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

The Audit Committee discussed with the independent auditors the auditor’s independence from the Company and management, including the independent auditors written disclosures required by Independent Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) as adopted by the Public Company Accounting Oversight Board.

Based on the foregoing, we have recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2008, for filing with the Securities and Exchange Commission.

Audit Committee

Laurence S. Levy
Edward Levy
Daniel H. Blumenthal

Compensation Committee

Our Compensation Committee consists of Laurence Levy, Edward Levy and Daniel Blumenthal, with Laurence Levy serving as the Chairman of the Compensation Committee.  All of these members of our Compensation Committee are “independent” as defined under Rule 5605(a)(2) of the NASDAQ listing standards.  The purpose of our Compensation Committee is to discharge the responsibilities of our Board of Directors relating to compensation of our executive officers. Our Compensation Committee, among other things:

•	reviews and approves the compensation of our Chief Executive Officer and the other executive officers; and

•	makes recommendations to the Board with respect to incentive compensation plans and equity based plans.

The Compensation Committee’s charter does not authorize it to delegate its authority, notwithstanding its ability to engage outside consulting firms to assist in the evaluation of director or executive officers.

The Compensation Committee has adopted a formal, written Compensation Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards. During the fiscal year ended December 31, 2008, the Compensation Committee met or acted by unanimous consent on one occasion.  A copy of the Compensation Committee charter is available on the investor relations section of our website at www.essexcrane.com.

Corporate Governance/Nominating Committee

Our Corporate Governance/Nominating Committee consists of Laurence Levy, Edward Levy and Daniel Blumenthal, with Laurence Levy serving as the Chairman of the Corporate Governance and Nominating Committee.  All of these members are “independent” as defined under Rule 5605(a)(2) of the NASDAQ listing standards.  Our Corporate Governance/Nominating Committee, among other things:

•	establishes criteria for Board and committee membership and recommends to our Board of Directors proposed nominees for election to the Board of Directors or committees of the Board;

•	establishes processes for security holders to send stockholder proposals and other communications to the Board of Directors or our management; and

•	monitors and recommends the functions and reviews the performance of the Board and the various committees of the Board of Directors.

The Corporate Governance/Nominating Committee has adopted a formal written Corporate Governance/Nominating Committee charter that complies with SEC rules and regulations and the NASDAQ listing standards.  During the fiscal year ended December 31, 2008, the Corporate Governance/Nominating Committee met or acted by unanimous consent on one occasion.  A copy of the Corporate Governance/Nominating Committee charter is available on the investor relations section of our website at www.essexcrane.com.

Nominations For The Board Of Directors

The Corporate Governance/Nominating Committee of the Board of Directors considers director candidates based upon a number of qualifications.  The qualifications for consideration as a director nominee vary according to the particular area of expertise being sought as a complement to the existing composition of the Board.  At a minimum, however, the Corporate Governance/Nominating Committee seeks candidates for director based on, but not limited to, the following criteria:

•
experience as a senior executive at a publicly traded corporation, management consultant, investment banker, partner at a law firm or registered public accounting firm, professor at an accredited business or law school or experience in the management or leadership of a substantial private business enterprise, educational, religious or not-for-profit organization; and

•	special needs for diversity of experience and background as may arise at a particular time.

The Corporate Governance/Nominating Committee shall make every effort to ensure that the Board and its committees include at least the required number of independent directors, as that term is defined by applicable standards promulgated by NASDAQ and/or the SEC.  Backgrounds giving rise to actual or perceived conflicts of interest are undesirable.

The Corporate Governance/Nominating Committee has not in the past relied upon third-party search firms to identify director candidates, but may employ such firms if so desired.  The Corporate Governance/Nominating Committee generally relies upon, receives and reviews recommendations from a wide variety of contacts, including current executive officers and directors as a source for potential director candidates.  The Board retains complete independence in making nominations for election to the Board.

The Corporate Governance/Nominating Committee will consider qualified director candidates recommended by stockholders in compliance with our procedures and subject to applicable inquiries.  The Corporate Governance/Nominating Committee’s evaluation of candidates recommended by stockholders does not differ materially from its evaluation of candidates recommended from other sources.  Pursuant to our amended and restated bylaws, any stockholder may recommend nominees for director no later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting was mailed or public disclosure of such date was made, whichever first occurs, by writing to Carol Zelinski, Secretary, c/o Essex Rental Corp., 1110 Lake Cook Road, Buffalo Grove, Suite 220, Illinois 60089, giving the name, Company stockholdings and contact information of the person making the nomination, the candidate’s name, address and other contact information, any direct or indirect holdings of our securities by the nominee, any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements, information regarding related party transactions with us, the nominee and/or the stockholder submitting the nomination, and any actual or potential conflicts of interest, the nominee’s biographical data, current public and private company affiliations, employment history and qualifications and status as “independent” under applicable securities laws and/or stock exchange requirements.  All of these communications will be reviewed by our Chairman of the Board and forwarded to the Corporate Governance/Nominating Committee, for further review and consideration in accordance with this policy.

Code of Ethics

We have adopted a written code of ethics applicable to our directors, officers and employees in accordance with the rules of the SEC and the NASDAQ listing standards.  We make our code of ethics available on the investor relations section of our website at www.essexcrane.com. We will disclose amendments to or waivers from our code of ethics in accordance with all applicable laws and regulations.

Section 16(A) Beneficial Ownership Reporting Compliance

Based upon a review of the filings furnished to us pursuant to Rule 16a-3(e) promulgated under the Exchange Act, and on representations from our executive officers and directors and persons who beneficially own more than 10% of our Common Stock, all filing requirements of Section 16(a) of the Exchange Act were complied with in a timely manner during the fiscal year ended December 31, 2008, except as follows:

•
David M. Knott, a beneficial owner of more than 10% of our common stock, failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 by November 6, 2008.  Such Form 4 was filed on November 28, 2008.

•
David M. Knott, a beneficial owner of more than 10% of our common stock, failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 by March 7, 2008.  Such Form 4 was filed on March 10, 2008.

•	Ronald Schad, our President and Chief Executive Officer, failed to timely file a Statement of Changes in Beneficial Ownership on Form 4 by December 5, 2008. Such Form 4 was filed on December 8, 2008.

•
Daniel Blumenthal, a member of our Board of Directors, failed to timely file an Initial Statement of Beneficial Ownership within ten days after his appointment as a member of our Board of Directors.  Such Form 3 was filed on December 29, 2008.

Stockholder Communications With The Board Of Directors

Any stockholder or other interested party who desires to communicate with our Chairman of the Board of Directors or any of the other members of the Board of Directors may do so by writing to: Board of Directors, c/o Laurence S. Levy, Chairman of the Board of Directors, Essex Rental Corp., 1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois 60089.  Communications may be addressed to the Chairman of the Board, an individual director, a Board committee, the nonmanagement directors or the full Board.  Communications will then be distributed to the appropriate directors unless the Chairman determines that the information submitted constitutes “spam,” pornographic material and/or communications offering to buy or sell products or services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table provides information regarding beneficial ownership of our Common Stock as of April 24, 2009, by:

•	each person known by us to beneficially own more than 5% of all outstanding shares of our Common Stock;

•	each of our named executive officers (as defined in Item 402(m)(2) of Regulation S-K under the Securities Act of 1933) directors, nominees for director individually; and

•	all of our directors and executive officers as a group.

Except as otherwise indicated, to our knowledge, all persons listed below have sole voting power and investment power and record and beneficial ownership of their shares, except to the extent that authority is shared by spouses under applicable law.

The information contained in this table reflects “beneficial ownership” as defined in Rule 13d-3 of the Exchange Act.  In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to warrants held by that person (and/or pursuant to proxies held by that person) are considered outstanding because they are immediately exercisable.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership		Percent of Class

Laurence S. Levy	2,876,573	(2)	19.9%

Edward Levy	1,438,288	(3)	10.3%

Daniel H. Blumenthal	1,300	(4)	*

Ronald Schad	551,486	(5)	4.1%

Martin Kroll	75,950	(6)	*

David M. Knott Dorset Management Corporation 4485 Underhill Boulevard, Suit 205 Syosset, New York 11791	4,817,000	(7)	30.8%

Ramius LLC 599 Lexington Avenue, 20th Floor New York , New York 10022	2,185,180	(8)	16.0%

Pequot Capital Management, Inc. 500 Nyala Farm Road Westport Connecticut 06880	836,300	(9)	6.2%

Kirtland Partners Ltd. 3201 Enterprise Parkway, Suite 200 Beachwood, Ohio 44122	3,294,700	(10)	24.4%

All directors and executive officers as a group (5 individuals)	4,943,597	(11)	31.9%

*Less than 1%

(1)	Unless otherwise noted, the business address of each of the following is 1110 Lake Cook Road, Suite 220, Buffalo Grove, Illinois, 60089.

(2)
Includes (i) 450,000 shares of common stock held by NMJ Trust, a trust established for the benefit of Mr. Levy’s minor children and (ii) 3,000 shares of common stock held by Jane Levy, Mr. Levy’s sister, (iii) 300 shares of common stock which are held by Mr. Levy’s minor children, (iv) 100 shares which are held by Mr. Levy’s spouse and (iii)  977,333 shares of common stock issuable upon exercise of warrants held by Mr. Levy that are currently exercisable.

(3)
Includes (i) 2,000 of common stock shares which are held by Mr. Levy’s minor children, (ii) 500 shares which are held by Mr. Levy’s spouse and (iii) 488,667 shares of common stock issuable upon exercise of warrants held by Mr. Levy that are currently exercisable.

(4)	Includes 300 shares of common stock which are held by Mr. Blumenthal’s minor children.

(5)
Includes (i) 493,670 shares of common stock issuable upon exchange at any time and from time to time of Class A Units of Holdings held by Mr. Schad and (ii) 3,554 shares of common stock held by Mr. Schad’s minor children.  Does not include options entitling Mr. Schad to purchase up to 339,000 shares of the Company’s common stock which were granted to Mr. Schad on December 18, 2008 pursuant to the Company’s Long-Term Incentive Plan and which are not exercisable and will not become exercisable within 60 days.

(6)
Includes 75,950 shares of the Company’s common stock issuable upon exchange at any time and from time to time of Class A Units of Holdings held by Mr. Kroll.  Does not include options entitling Mr. Kroll to purchase up to 129,950 shares of the Company’s common stock which were granted to Mr. Kroll on December 18, 2008 pursuant to the Company’s Long-Term Incentive Plan and which are not exercisable and will not become exercisable within 60 days.

(7)
Includes 2,188,900 shares issuable upon exercise of warrants which are currently exercisable.  Includes 4,685,200 shares with respect to which Mr. Knott and Dorset Management Corporation have sole voting power and 80,500 shares of common stock with respect to which Mr. Knott and Dorset Management Corporation have shared voting power.  This information is based solely on the contents of a filing on Schedule 13D dated January 9, 2009 filed by David M. Knott and  Dorset Management Corporation

(8)
Represents shares of the Company’s common stock that may be deemed to be beneficially owned by RCG Baldwin, L.P. (891,030 shares), Ramius Select Equity Fund LP (50,000 shares), Ramius Enterprise Master Fund Ltd (1,040,310 shares, including 114,880 shares issuable upon the exercise of warrants which are currently exercisable), and  RCG PB, Ltd. (203,840 shares, including 27,240 shares of our common stock issuable upon the exercise of warrants which are currently exercisable). Ramius Advisors, LLC as the investment manager of Ramius Enterprise Master Fund Ltd, the general partner of each of RCG Baldwin, L.P. and Ramius Select Equity Fund LP and the investment advisor of RCG PB, Ltd, may be deemed to beneficially own the (i) 1,040,310 shares of our common stock beneficially owned by Ramius Enterprise Master Fund Ltd, (ii) 891,030 shares of our common stock beneficially owned by RCG Baldwin, L.P. (iii) 50,000 shares of our common stock beneficially owned by Ramius Select Equity Fund LP and (iv) 203,840 shares of our common stock beneficially owned by RCG PB, Ltd, respectively. Ramius LLC, as the sole member of Ramius Advisors, LLC, may be deemed to beneficially own the (i) 1,040,310 shares of our common stock beneficially owned by Ramius Enterprise Master Fund Ltd, (ii) 891,030 shares of our common stock beneficially owned by RCG Baldwin, L.P., (iii) 50,000 shares of our common stock beneficially owned by Ramius Select Equity Fund LP and (iv) 203,840 shares of our common stock beneficially owned by RCG PB, Ltd, respectively.  C4S & Co., L.L.C., as the managing member of Ramius LLC, may be deemed to beneficially own the 2,185,180 shares of our common stock beneficially owned in the aggregate by Ramius LLC.  Peter Cohen, Morgan B. Stark, Thomas W. Strauss and Jeffrey M. Solomon, as the sole managing members of C4S & Co., L.L.C., may be deemed to beneficially own the 2,185,180 shares of our common stock beneficially owned in the aggregate by C4S & Co., L.L.C.  This information is based solely on the contents of a filing of Schedule 13G/A dated February 17, 2009 filed by  RCG Baldwin, L.P., Ramius Enterprise Master Fund Ltd, RCG PB, Ltd., Ramius Select Equity Fund LP, Ramius Advisors, LLC, Ramius LLC, C4S & Co., LLC, Peter Cohen, Morgan B. Stark, Thomas W. Strauss, and Jeffrey M. Solomon.

(9)
Based solely on such Schedule 13G filing, Pequot Capital Management, Inc. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and, as such, has beneficial ownership of the shares reported herein through the investment discretion it exercises over its clients’ accounts.  This information is based solely on the contents of a filing on Schedule 13G dated February 13, 2009 filed by Pequot Capital Management, Inc.

(10)
Includes 3,105,349 shares of our common stock beneficially owned by Kirtland Partners Ltd with Kirtland Capital Partners III L.P. and with respect to which such entities share voting and dispositive power, and 189,351 shares of our common stock beneficially owned by Kirtland Partners Ltd. with Kirtland Capital Company III L.L.C. with respect to which such entities share voting and dispositive power.

(11)	Includes an aggregate of 2,035,620 shares issuable upon exercise of warrants held by our officers and directors, which are currently exercisable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions Related to the Acquisition of Essex Crane

In accordance with the purchase agreement entered into on March 6, 2008, and amended on May 9, 2008 and August 14, 2008, by the Company, Essex Crane, Holdings, the members of Holdings and KCP Services LLC, on October 31, 2008, the Company acquired Essex through the acquisition of all of the membership interests of Holdings other than membership interests which were retained by members of Essex Crane’s senior management prior to the closing of the acquisition, including Ronald Schad, our Chief Executive Officer and President and a member of our Board of Directors, and Martin Kroll, our Chief Financial Officer, each of whom owned membership interests of Holdings prior to the completion of the acquisition.

The ownership interests in Holdings that were retained by Messrs. Schad and Kroll consisted of  493,670 Class A Units of Holdings, (the parent company of Essex Crane and a subsidiary of the Company) and 75,950 Class A Units of Holdings, respectively, and are exchangeable for an aggregate of 569,620 shares of the Company’s common stock. The retained interests held by Messrs. Schad and Kroll had stated values of $3,899,993 and $600,005, respectively.  Pursuant to the Amended and Restated Limited Liability Company Agreement of Holdings, to which the Company, Messrs. Schad and Kroll and the other members of Holdings are parties, the retained interests do not carry any voting rights and are entitled to distributions from Holdings only if the Company pays a dividend to its stockholders, in which case a distribution on account of the retained interests will be made on an “as exchanged” basis. Holders of the retained interests, including Messrs. Schad and Kroll, have agreed, subject to certain exceptions, not to sell their retained interests in Holdings or their shares of the Company’s common stock issuable upon exchange of such retained interests until after October 31, 2010.

The Company has granted certain registration rights to Messrs. Schad and Kroll (and other management members of Holdings) with respect to the shares of the Company’s common stock issuable upon exchange of their retained interests.   Prior to October 31, 2010, Messrs. Schad and Kroll (and the other management members of Holdings) will have piggyback registration rights with respect to the 569,620 shares of our common stock issuable upon exchange of the retained interests held by Messrs. Schad and Kroll, in connection with any registration of shares of common stock held by Laurence Levy, our Chairman of the Board, or Edward Levy, a member of our Board of Directors, and their respective affiliates.  After October 31, 2010, Messrs. Schad and Kroll (and the other management members of Holdings) will have piggyback registration rights with respect to such shares in connection with any registration of shares of our common stock.  In addition, at any time after October 31, 2010, holders of 50% of the shares of our common stock issuable upon exchange of the retained interests held by Messrs. Schad, Kroll and the other management members of Holdings will be entitled to one demand that the Company register their shares of our common stock.

Messrs. Schad and Kroll also received a portion of the cash consideration that we paid in the acquisition of Essex Crane.

On October 31, 2008, in connection with the closing of the Essex Acquisition, the Company entered into an Escrow Agreement, which we refer to as the General Escrow Agreement, with KCP Services LLC, or the Seller Representative, and Keybank National Association, as escrow agent. Pursuant to the General Escrow Agreement, an aggregate of 642,093 shares of our common stock collectively owned by Kirtland Capital Partners III L.P. and Kirtland Capital Company III LLC together with $7,000,000 of the purchase price paid by the Company in the acquisition were transferred to the escrow agent. Following the finalization of the calculation of Holdings’ working capital as of the closing of the acquisition of Essex, on February 13, 2009, $1,000,000 of the amount deposited in escrow, together with interest thereon, was distributed to the former members of Holdings, including Messrs. Schad and Kroll.  Messrs. Schad and Kroll (and the other management members of Holdings) may be entitled to receive their pro rata portion of any amounts distributed from such escrow account.

On October 31, 2008, in connection with the closing of the Essex Acquisition, the Company also entered into a Compliance Escrow Agreement, pursuant to which $492,225 of the purchase price paid by the Company in the acquisition was transferred to the escrow agent to cover costs anticipated to be incurred by the Company or Essex following the closing with respect to completion of environmental remediation work specified in Schedule A to the Compliance Escrow Agreement.  Messrs. Schad and Kroll (and the other management members of Holdings) may be entitled to receive their pro rate portion of any amount distribute from such escrow account.

Other Transactions

The Company maintains an office at 461 Fifth Avenue, 25th Floor, New York, New York  pursuant to an agreement with ProChannel Management LLC (“ProChannel”), an affiliate of Laurence S. Levy, our Chairman of the Board.  We pay ProChannel a monthly fee of $7,500 which is for general and administrative services including office space, utilities and secretarial support.  We believe, based on rents and fees for similar services in the New York City metropolitan area, that the fee charged by ProChannel is at least as favorable as we could have obtained from an unaffiliated person.  ProChannel is not obligated to continue to provide such office space and services to us, and there can be no assurance as to whether, or for how long, ProChannel will continue to make such office space available.  For the year ended December 31, 2008, we paid ProChannel approximately $90,000 for use of our executive offices and our portion of office expenses and insurance.

EXECUTIVE COMPENSATION

Executive Officer Compensation

The following table provides the compensation of our corporate officers, direct or indirect, for services rendered in all capacities for the fiscal year ended December 31, 2008, all of which has been paid.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Stock Awards($) (1)	Option Awards (2)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($) (3)	Total ($)
Laurence S. Levy (4)	2008			-	-
	2007	-	-
Edward Levy (5)	2008			-	-
	2007	-	-
Ronald Schad (Chief Executive Officer and President)	2008	289,692	660,948	65,621	9,434	-		24,382	1,050,077

Martin Kroll (Chief Financial Officer)	2008	223,791	335,850	65,621	3,616	-		17,860	646,737

(1) Represents profits interests issued by Essex Holdings LLC in April 2007, prior to the acquisition of Essex Crane by the Company, which became fully vested upon to closing of the acquisition on October 31, 2008.  Represents the amounts recognized for financial statement reporting purposes for the year indicated with respect to outstanding stock awards in accordance with SFAS 123R.

(2) Represents the amounts recognized since December 18, 2008, the date of grant, for financial statement reporting purposes for the year indicated with respect to outstanding stock option awards in accordance with SFAS 123R.  The assumptions made in valuing the option awards reported in this column is discussed in Note 11 to the consolidated financial statements “Stock Based Compensation” included in the Company’s annual report on Form 10-K.

(3) Represents life insurance premiums paid on behalf of the officer, Company matching contributions to the officer’s 401(k) plan, car allowances and, in the case of Mr. Schad, a club membership fee.

(4) Laurence S. Levy served as the Company’s Chief Executive Officer (Principal Executive Officer) from August 21, 2006 (the date of the Company’s inception) through October 31, 2008.

(5)  Edward Levy served as the Company’s President and as a member of the Company’s Board of Directors from August 21, 2006 (the date of the Company’s inception) through October 31, 2008.

Employment Agreements

Ronald Schad

Ronald. Schad became our Chief Executive Officer and President, and was appointed to our Board of Directors upon the closing of the acquisition of Essex Crane on October 31, 2008.  On such date, in connection with the closing of the acquisition, the Company and Essex Crane entered into an employment agreement with Mr. Schad for a period of three years, with automatic successive one-year renewals unless Essex or Mr. Schad terminates the agreement at least 90 days prior to the end of the initial term or any renewal period.

Mr. Schad’s employment agreement provides for an annual salary of $310,000, and entitles Mr. Schad to participate in Essex Crane’s bonus pool based on earnings from leasing of cranes and attachments as well as an additional bonus based on earnings from equipment sales.

Mr. Schad is entitled to participate in the Company’s 2008 Long-Term Incentive Plan, as well as any  retirement plans, deferred compensation plans, insurance, life, medical, dental, disability and other benefit plans of Essex Crane and to receive fringe benefits and perquisites at the same level as those benefits are provided by Essex Crane from time to time to other senior executives of Essex Crane.  Mr. Schad is also entitled to reimbursement of approved expenses incurred in the performance of employment and Essex Crane will pay Mr. Schad’s expenses for his commute from his residence  to Essex Crane’s facilities.

Martin Kroll

Martin Kroll became our Chief Financial Officer upon the closing of the acquisition of Essex Crane on October 31, 2008.  On such date, in connection with the closing of the acquisition, the Company and Essex Crane entered into an employment agreement with Mr. Kroll for a period of three years, with automatic successive one-year renewals unless Essex or Mr. Kroll terminates the agreement at least 90 days prior to the end of the initial term or any renewal period.

Mr. Kroll’s employment agreement provides for an annual salary of $242,000, and entitles Mr. Kroll to participate in Essex Crane’s bonus pool based on earnings from leasing of cranes and attachments.

Mr. Kroll is entitled to participate in the Company’s 2008 Long-Term Incentive Plan, as well as any  retirement plans, deferred compensation plans, insurance, life, medical, dental, disability and other benefit plans of Essex Crane and to receive fringe benefits and perquisites at the same level as those benefits are provided by Essex Crane from time to time to other senior executives of Essex Crane.  Mr. Kroll is also entitled to reimbursement of approved expenses incurred in the performance of employment.

Termination Benefits

Pursuant to their respective employment agreements, if Mr. Schad’s or Mr. Kroll’s employment agreement is terminated by Essex Crane without cause (other than by reason of the employee’s death), by the employee for “good reason”, for disability or by reason of the expiration of the term, assuming the employee signs a release in favor of the Company and its affiliates, the employee will be entitled:

•
to payment of accrued but unpaid salary plus accrued but unused vacation, plus any bonus in respect of a prior and current year which has been earned but not yet paid and to reimburse such employee for reimbursable expenses;

•
in the case of termination by the Company without cause or by the employee for good reason, to (a) payment of base salary for 12 months, (b) payment of employee’s target bonus in effect for the year of termination or, if none, the actual bonus paid in the year prior to termination, and (c) health benefits for 12 months;

•	in the case of termination by the Company for disability, to (a) payment of base salary for 12 months and (b) health benefits for 12 months;

•
in the event that the term has expired and the Company has elected not to renew the agreement, to (a) payment of base salary for 12 months, (b) payment of a pro rata portion of the target bonus in effect for the year of expiration (based on Essex Crane’s performance as of the end of the most recently completed financial quarter) plus 50% of the actual bonus paid in the prior year, and (c) health benefits for 12 months; and

•
in the event that the term of the agreement has expired and the employee has elected not to renew the agreement, at the election of the Company (if it decides to extend the non-solicit and non-compete covenants in the agreement for 12 months following expiration), to (a) payment of base salary for 12 months, (b) payment of a pro rata portion of the target bonus in effect for the year of expiration (based on Essex Crane’s performance as of the end of the most recently completed financial quarter) plus 50% of the actual bonus paid in the prior year, and (c) health benefits for 12 months.

In each agreement, “cause” means the employee has:

•
engaged in gross negligence or willful misconduct in connection with or arising out of the performance of his duties and such negligence or misconduct has not been cured (if curable) within a period of thirty days after the Company  has given written notice to the employee;

•
been under the influence of drugs (other than prescription medicine or other medically-related drugs to the extent that they are taken in accordance with their directions) during the performance of his duties;

•
engaged in behavior that would constitute grounds for liability for sexual harassment or, in the reasonable opinion of Essex’s Board of Directors, other egregious conduct violative of laws governing the workplace;

•
been indicted in for a criminal offense in connection with an act of fraud, larceny, misappropriation of funds or falsification or manipulation of any records of Essex Crane or embezzlement or any other felony or crimes of moral turpitude; or

•	materially breached the employment agreement and such breach has not been cured within thirty days after written notice thereof has been given to the employee by the Company.

In each agreement, “good reason” means:

•	a material breach by Essex Crane of the employment agreement;

•	material reduction in the employee’s salary or a change in the bonus program that materially reduces the employee’s bonus opportunity;

•	a material diminution in employee’s authorities, duties or responsibilities; or

•	relocation of Essex Crane’s executive office located in Buffalo Grove, Illinois, of greater than twenty-five miles.

In Mr. Schad’s agreement, in addition to the meanings of “good reason” described above, Mr. Schad’s ceasing to serve on the Board of Directors of Essex Crane or the Company  is also “good reason.”

Option Grants

The options granted to each of Messrs. Schad and Kroll were granted pursuant to the Hyde Park Acquisition Corp. 2008 Long-Term Incentive Plan and will vest and become exercisable over a three year period, with one-third (1/3) of such options vesting and becoming exercisable on each of December 18, 2009, December 18, 2010 and December 18, 2011, provided that the Mr. Schad or Mr. Kroll, as applicable,  is employed by or performing services for the Company and/or one of its subsidiaries at the time of the applicable vesting date.  Such options will expire and no longer be exercisable after December 18, 2018.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth certain information with respect to the value of all equity awards that were outstanding at December 31, 2008.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($) (2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Ronald Schad	-	339,000	-	4.50	12/18/2018	-	-	-	-
Martin Kroll	-	129,950	-	4.50	12/18/2018	-	-	-	-

(1) Vests as to one-third of the shares on December 18, 2009, December 18, 2010 and December 31, 2011.

(2) The exercise price of each option is equal to the per share fair market value of the Company’s common stock on the grant date.

DIRECTOR COMPENSATION

The following table summaries the compensation we paid to our non-employee directors during the fiscal year ended December 31, 2008.   Compensation information for Ronald Schad, our Chief Executive Officer and President and the Chief Executive Officer and President of Essex Crane, is set forth in the Summary Compensation Table above.

Non-employee directors received $32,500 in 2008 for serving as members of our Board of Directors.  Non-employee directors received no additional amounts in 2008 for serving on our Audit Committee, Compensation Committee, or Corporate Governance/Nominating Committee.

Name	Fees Earned or Paid in Cash ($)*	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Laurence S. Levy*	10,833.33	-	-	-	-	-	10,833.33
Edward Levy*	10,833.33	-	-	-	-	-	10,833.33
Daniel H. Blumenthal**	10,833.33	-	-	-	-	-	10,833.33

 * Except as set forth above in the section entitled “Certain Relationships and Related Party Transactions”, neither Laurence Levy nor Edward Levy received compensation for their service as directors prior to the acquisition of Essex Crane on October 31, 2008.

** Mr. Blumenthal joined our Board of Directors upon the closing of the acquisition of Essex Crane on October 31, 2008 and as such received no compensation for serving as a director prior to such date.

Commencing with the 2009 fiscal year, the Company will pay each of Laurence S. Levy, Edward Levy and Daniel H. Blumenthal, our independent directors, as compensation for their service as members of the Board of Directors during such fiscal year, an annual fee of $65,000, payable in arrears in four equal quarterly installments in the first week of each fiscal quarter following the fiscal quarter during which such independent director served as a member of the Board.  Each such installment will only be paid if the independent director served as such during the entire fiscal quarter with respect to which such installment is payable.

Subject to the restrictions contained in the Company’s Insider Trading Policy and Procedures or applicable law, at any time from November 15th through December 1st of a fiscal year, each independent director may, in his discretion, irrevocably elect to receive all or a portion of the his fee for the immediately succeeding fiscal year in the form of shares of our common stock issued pursuant to, and in accordance with, the Hyde Park Acquisition Corp. 2008 Long Term Incentive Plan, which we refer to as the Plan, or such other similar plan authorizing the issuance of shares of our common stock to non-employee directors of the Corporation as may be in effect on the date of such election;

In the event that an independent director elects to receive all or a portion of his annual fee in the form of our common stock in lieu of cash, the portion of the annual fee payable in common stock will be allocated equally among the four quarters of the fiscal year for which such election has been made, and the number of shares of common stock issuable to such independent director as of the end of each fiscal quarter will be determined by dividing (x) the dollar value of the annual fee payable in common stock allocated to the fiscal quarter, by (y) the Fair Market Value (as defined in the Plan) of the shares of common stock as of the close of business on the last day of such fiscal quarter;

PROPOSAL 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Grant Thornton LLP as the independent registered public accounting firm to audit and report upon our consolidated financial statements for the fiscal year ending December 31, 2009.  Although stockholder ratification of the Board of Directors’ action in this respect is not required, the Board of Directors considers it desirable for stockholders to pass upon the selection of auditors and, if the stockholders disapprove of the selection, intends to reconsider the selection of the independent registered public accounting firm for the fiscal year ending December 31, 2010.

It is expected that representatives of Grant Thornton LLP will be present at the meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions from stockholders.

The Board of Directors recommends a vote FOR ratification of the appointment of the independent registered public accounting firm.  Proxies received in response to this solicitation will be voted FOR the ratification of the appointment of the independent registered public accounting firm unless otherwise specified in the proxy.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On December 11, 2008, we notified our independent registered public accounting firm, McGladrey & Pullen, LLP (“McGladrey”) of our intention to engage Grant Thornton LLP as our new independent registered public accounting firm, at which time we dismissed McGladrey.

McGladrey’s reports on our financial statements for the two years preceding such dismissal did not contain an adverse opinion or disclaimer of opinion, and were not modified as to uncertainty, audit scope or accounting principles.

The decision to change our independent registered public accounting firm was unanimously approved by our Board of Directors.

There were no disagreements between us and McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to McGladrey’s satisfaction, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

On December 11, 2008, we engaged Grant Thornton LLP as our new independent registered public accounting firm.  Prior to the time we engaged Grant Thornton LLP, we did not consult Grant Thornton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, or any other matters or reportable events as set forth in Item 304(a)(2) of Regulation S-K.

Principal Accountant Fees and Services

Audit Fees.   The aggregate fees billed by Grant Thornton LLP related to the fiscal year ended December 31, 2008 for professional services rendered for the audit of our annual financial statements, and services that were provided in connection with statutory and regulatory filings or engagements were $282,139.  Grant Thornton LLP was engaged on December 11, 2008 and as such did not review the financial statements and related notes included in our quarterly reports on Form 10-Q during the fiscal year ended December 31, 2008 or any statutory or regulatory filings prior to the date of such engagement.  The aggregate fees billed by McGladrey for professional services rendered for the audit of our annual financial statements, review of financial statements included in our quarterly reports on Form 10-Q and 10-QSB and services that were provided in connection with statutory and regulatory filings or engagements were $80,898 for the year ended December 31, 2008 and $84,648 for the year ended December 31, 2007.

Audit-Related Fees.   Other than the audit fees described above, for the fiscal year ended December 31, 2008, Grant Thornton LLP did not perform any other services or bill any fees for assurance and related services that were reasonably related to the performance of the audit of our financial statements.  Other than the audit fees described above, for the years ended December 31, 2008 and 2007, McGladrey did not perform any other services or bill any fees for assurance and related services that were reasonably related to the performance of the audit of our financial statements.

Tax Fees.   Grant Thornton LLP did not bill any fees for the fiscal year ended December 31, 2008 for tax compliance, tax advice and tax planning services.  The aggregate fees billed by McGladrey for professional services rendered for tax compliance, tax advice and tax planning were $6,669 for the year ended December 31, 2008 and $1,432 for the year ended December 31, 2007.  The nature of the services performed by McGladrey for these fees was primarily for the preparation of tax returns, responding to inquiries from taxing agencies and tax structure planning.

All Other Fees.   For the fiscal period commencing on December 11, 2008 and ending on December 31, 2008, we incurred no other fees from Grant Thornton LLP.  For the years ended December 31, 2008 and 2007, we incurred no other fees from McGladrey.

Policy on Pre-Approval of Services Provided by Grant Thornton LLP

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm.  The Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm, other than de minimis non-audit services, and shall not engage the independent registered public accounting firm to perform the specific non-audit services proscribed by law or regulation.

Other Matters

Any proposal of an eligible stockholder intended to be presented at the next annual meeting of stockholders must be received by us for inclusion in our proxy statement and form of proxy relating to that meeting no later than January 9, 2010.  The proxy or proxies designated by us will have discretionary authority to vote on any matter properly presented by a stockholder for consideration at the next annual meeting of stockholders but not submitted for inclusion in the proxy materials for such meeting unless notice of the matter is received by us on or prior to March 20, 2010 and certain other conditions of the applicable rules of the SEC are satisfied.  Stockholder proposals should be directed to the Secretary of the Company at the address set forth below.

We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation.  In addition to solicitation of proxies by use of the mails, our directors, officers and employees (who will receive no compensation therefore in addition to their regular remuneration) may solicit the return of proxies by telephone, telegram or personal interview.

We will request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request instructions for voting the proxies.  We may reimburse such banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses in connection therewith.

COPIES OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2008, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SEC ARE AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO MARTIN KROLL, CHIEF FINANCIAL OFFICER, ESSEX RENTAL CORP., 1110 LAKE COOK ROAD, SUITE 220, BUFFALO GROVE ILLINOIS, 60089.

Our Board of Directors does not intend to present, and does not have any reason to believe that others intend to present, any matter of business at the meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders.  However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote any proxies in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING WHITE FORM OF PROXY IN THE ENCLOSED ENVELOPE.

By order of the Board of Directors,

CAROL ZELINSKI, Secretary
461 Fifth Avenue, 25th Floor New York, New York April 30, 2009

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held June 11, 2009. The Proxy Statement and our Annual Report to Stockholders for the year ended December 31, 2008 are available at:   http://www.cstproxy.com/essexcrane/2009
	▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY
							Please mark your votes like this	☒

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BELOW. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES AND THE PROPOSAL LISTED BELOW.

		FOR nominee listed below	WITHHOLD AUTHORITY to vote for nominee listed below
1. Election of Class A Directors:
						FOR	AGAINST	ABSTAIN
	Edward Levy	☐	☐	2.	Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.	☐	☐	☐

	Daniel H. Blumenthal	☐	☐	3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

					Please mark date and sign, and return promptly this proxy in the enclosed envelope.

					COMPANY ID:

					PROXY NUMBER:

					ACCOUNT NUMBER:

Signature		Signature if held jointly				Dated		2009

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

ESSEX RENTAL CORP.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2009.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints LAURENCE S. LEVY and MARTIN KROLL, and each of them, Proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of Essex Rental Corp. (the “Company”) on Thursday, June 11, 2009, at the offices of the Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, NY 10022 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, shares of the Common Stock represented by this proxy will be voted FOR the election of the nominees listed for Class B Directors on the reverse side; FOR ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm of Essex Rental Corp. for the fiscal year ending December 31, 2009; and in the discretion of the proxy holders on any other matter which comes before the meeting, including any continuation of the meeting caused by any adjournment, or any postponement of the meeting. This proxy may be revoked at any time prior to the time it is voted.

Only stockholders of record at the close of business on April 29, 2009 are entitled to notice of, and to vote at the meeting and any adjournment or postponement thereof.

(Continued and to be dated and signed on reverse side)